DEBT	12 Months Ended
Sep. 30, 2011
DEBT
DEBT

NOTE 3 DEBT

At September 30, 2011 and 2010, we had $235 million and $360 million, respectively, in unsecured long-term debt outstanding at rates and maturities shown in the following table:

	September 30,
	2011	2010
	(in thousands)
Unsecured intermediate debt issued August 15, 2002:
Series C, due August 15, 2012, 6.46%	$75,000	$75,000
Series D, due August 15, 2014, 6.56%	75,000	75,000
Unsecured senior notes issued July 21, 2009:
Due July 21, 2012, 6.10%	40,000	40,000
Due July 21, 2013, 6.10%	40,000	40,000
Due July 21, 2014, 6.10%	40,000	40,000
Due July 21, 2015, 6.10%	40,000	40,000
Due July 21, 2016, 6.10%	40,000	40,000
Unsecured senior credit facility due December 18, 2011, .61%	—	10,000

	$350,000	$360,000
Less long-term debt due within one year	115,000	—

Long-term debt	$235,000	$360,000

The intermediate unsecured debt outstanding at September 30, 2011 matures over a period from August 2012 to August 2014 and carries a weighted-average interest rate of 6.53 percent, which is paid semi-annually. The terms require that we maintain a minimum ratio of debt to total capitalization of less than 55 percent. The debt is held by various entities, including $3 million held by a company affiliated with one of our Board members.

We have $200 million senior unsecured fixed-rate notes that mature over a period from July 2012 to July 2016. Interest on the notes is paid semi-annually based on an annual rate of 6.10 percent. We will make five equal annual principal repayments of $40 million starting on July 21, 2012. Financial covenants require us to maintain a funded leverage ratio of less than 55 percent and an interest coverage ratio (as defined) of not less than 2.50 to 1.00.

We have an agreement with a multi-bank syndicate for a $400 million senior unsecured credit facility maturing December 2011. While we have the option to borrow at the prime rate for maturities of less than 30 days, all the borrowings over the life of the facility have accrued interest at a spread over the London Interbank Bank Offered Rate ("LIBOR"). We pay a commitment fee based on the unused balance of the facility. The spread over LIBOR as well as the commitment fee is determined according to a scale based on a ratio of our total debt to total capitalization. The LIBOR spread ranges from .30 percent to .45 percent depending on the ratio. At September 30, 2011, the LIBOR spread on borrowings was .35 percent and the commitment fee was .075 percent per annum. At September 30, 2011, we had two letters of credit totaling $21.9 million under the facility and no borrowings against the facility leaving $378.1 million available to borrow. Subsequent to September 30, 2011, we funded two collateral trusts and terminated both letters of credit. Financial covenants in the facility require we maintain a funded leverage ratio (as defined) of less than 50 percent and an interest coverage ratio (as defined) of not less than 3.00 to 1.00. We do not anticipate that we will require additional financing in the near future and therefore the $400 million senior unsecured facility may be allowed to expire at maturity.

The applicable agreements for all unsecured debt described in this Note 3 contain additional terms, conditions and restrictions that we believe are usual and customary in unsecured debt arrangements for companies that are similar in size and credit quality. At September 30, 2011, we were in compliance with all debt covenants.

At September 30, 2011, aggregate maturities of long-term debt are as follows (in thousands):

Years ending September 30,

2012	$115,000
2013	40,000
2014	115,000
2015	40,000
2016	40,000

$350,000